COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2018
Commitments And Contingencies
COMMITMENTS AND CONTINGENCIES

GUARANTEE COMMITMENTS

Some long-term concession agreements, which Hudson has entered into, include obligations to fulfil minimal lease payments during the full term of the agreement. The lease payments to airports or terminals are also called concession fees. Some of these agreements have been backed with guarantees provided by Hudson or a financial institution. During the years 2018, 2017 or 2016, no party has exercised their right to call upon such guarantees.

LEASE INCOME / (EXPENSE)

Lease payments under operating leases, including concession agreements, have been recognized as expense for the periods up to December 31, 2018. All accrued, but still unpaid concession fees are presented under other liabilities in the consolidated statements of financial position. The Group recognized the following lease and sublease as income / (expense) in the period:

IN MILLIONS OF USD	2018	2017	2016
Minimum lease payments	(293.4)	(262.4)	(206.6)
Variable rent	(129.7)	(136.7)	(168.7)
Concession fees expense (note 7)	(423.1)	(399.1)	(375.3)
Premises (note 9)	(18.0)	(14.9)	(16.3)
Sublease income (note 7)	12.5	11.6	11.9

Such fees are usually determined in proportion to sales and require a minimal payment, which varies by contract / agreement.

Expected payments

The total of future minimum lease payments under non-cancellable operating leases for each of the following years are as follows:

IN MILLIONS OF USD	FUTURE PAYMENTS
Not later than one year	216.9
Later than one year and not later than five years	685.5
Later than five years	358.5
Total	1,260.9

The total of future minimum sublease payments expected to be received under non-cancellable subleases at the end of the reporting period are USD 12.8 million.